UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): January 8, 2024
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 8, 2024, Boston Scientific Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sadie Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Axonics, Inc., a Delaware corporation (“Axonics”), providing for the merger of Merger Sub with and into Axonics (the “Merger”), with Axonics surviving the Merger as a wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of Axonics issued and outstanding immediately prior to the Effective Time (each, a “Axonics Share” and collectively, the “Axonics Shares”), other than Axonics Shares (a) held in the treasury of Axonics or owned by any direct or indirect wholly owned subsidiary of Axonics, (b) owned by Merger Sub, the Company or any direct or indirect wholly owned subsidiary of the Company or (c) held by holders who (i) are entitled to demand appraisal rights under Section 262 of the Delaware General Corporation Law, as amended (the “DGCL”), (ii) have properly exercised and perfected their respective demands for appraisal of such Shares in the time and manner provided in Section 262 of the DGCL and (iii) as of the Effective Time, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL, will be automatically canceled and converted into the right to receive $71.00 in cash, without interest (the “Consideration”).

In addition, at the Effective Time:

i.each outstanding and unexercised Axonics option granted under an Axonics stock plan, whether vested or unvested, with an exercise price per Axonics Share that is less than the Consideration will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the amount by which the Consideration exceeds the applicable exercise price per Axonics Share of such Axonics option and (b) the aggregate number of Axonics Shares remaining issuable upon exercise of such Axonics option, less applicable taxes and authorized deductions;

ii.each outstanding and unexercised Axonics option granted under an Axonics stock plan, whether vested or unvested, with an exercise price per Axonics Share that is equal to or greater than the Consideration will be canceled without the payment of consideration;

iii.each outstanding Axonics restricted stock award granted under an Axonics stock plan (each, an “Axonics RSA”) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Consideration and (b) the aggregate number of Axonics Shares that are Axonics RSAs, less applicable taxes and authorized deductions;

iv.each outstanding Axonics restricted share unit award granted under an Axonics stock plan that vests based on achievement of any market or performance condition and service condition (each, an “Axonics PSU”), whether vested but unsettled or unvested, will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the Consideration and (b) the aggregate number of Axonics Shares underlying such Axonics PSU (determined based on (1) for an Axonics PSU for which the market condition is relative total stockholder return, actual performance as of Axonics’ fiscal quarter-end immediately preceding the closing, and (2) for any other Axonics PSU, the greater of (A) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (B) the actual level of achievement of all relevant performance goals against target as of Axonics’ fiscal quarter-end immediately preceding the closing in accordance with the applicable award agreement relating thereto), less applicable taxes and authorized deductions. Each Axonics PSU that has not been deemed earned in accordance with the applicable award agreement shall be canceled without the payment of consideration.

Consummation of the Merger is subject to certain conditions, including the (i) the affirmative vote of the holders of a majority of all outstanding Axonics Shares to adopt the Merger Agreement (the “Axonics Stockholder Approval”) having been obtained, (ii) the absence of any decision, injunction, decree, ruling, law or order enacted, issued, promulgated, enforced or entered by any governmental authority enjoining or otherwise prohibiting or making illegal the consummation of the Merger, (iii) the expiration or termination of any waiting periods (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any agreement with a governmental authority not to consummate the Merger, (iv) the receipt of certain additional consents, approvals, non-disapprovals and other authorizations of certain other governmental bodies applicable to the Merger, (v) subject to certain customary exceptions, the accuracy of the representations and warranties of each of the Company, Merger Sub and Axonics, as applicable, (vi) the performance by the Company, Merger Sub and Axonics, as applicable, in all material respects of their respective obligations under the Merger Agreement, and (vii) the absence of any material adverse effect of Axonics.

Each of Axonics, Merger Sub and the Company has made customary representations and warranties in the Merger Agreement and Axonics has agreed to customary covenants regarding the operation of its business prior to the Effective Time.

The Merger Agreement also includes covenants requiring Axonics not to (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquires, proposals or offers that would be reasonably expected to lead to an acquisition proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any non-public information in connection with any inquiries, proposals or offers that constitute, or would reasonably be expected to lead to, an acquisition proposal, (iii) otherwise knowingly facilitate or knowingly encourage any effort or attempt to make an acquisition proposal, or any inquiries, proposals or offers that would reasonably be expected to lead to an acquisition proposal or (iv) execute or enter into any acquisition agreement regarding, or that is intended to result in, or could reasonably be expected to lead to, any acquisition proposal, subject to, prior to receipt of the Axonics Stockholder Approval, a customary “fiduciary out” provision that allows Axonics, under certain specified circumstances, to furnish information to, or engage in negotiations or discussions with, third parties with respect to an acquisition proposal if Axonics complies with certain notice and other requirements and Axonics’ board of directors (the “Axonics Board”) (x) determines in good faith (after consultation with its outside legal counsel and financial advisor) that such acquisition proposal is, or could reasonably be expected to lead to, a superior proposal and (y) determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law. Axonics has also agreed to convene a meeting of its stockholders for the purpose of obtaining the Axonics Stockholder Approval. Prior to obtaining the Axonics Stockholder Approval, the Axonics Board also has the right, in connection with (i) the receipt of a superior proposal (as determined in good faith by the Axonics Board after consultation with its outside legal counsel and outside financial advisors) or (ii) an intervening event (as defined in the Merger Agreement), to change its recommendation in favor of the Merger or, in the case of a superior proposal, to terminate the Merger Agreement (subject to the payment of a termination fee) in order to enter into an acquisition agreement with respect to a superior proposal, in each case, subject to complying with notice requirements and other specified conditions (including giving the Company the opportunity to propose changes to the Merger Agreement in response to such superior proposal or intervening event, as applicable), if the Axonics Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights for Axonics and the Company. Upon termination of the Merger Agreement in accordance with its terms, under specified circumstances, Axonics will be required to pay the Company a termination fee in an amount equal to $75 million, including if the Merger Agreement is terminated (i) by Axonics in order to enter into a definitive agreement providing for a superior proposal or (ii) by the Company following a change by the Axonics Board of its recommendation that Axonics stockholders vote to adopt the Merger Agreement. This termination fee will also be payable if the (y) Merger Agreement is terminated under certain circumstances, and at or prior to such termination, an acquisition proposal has been publicly announced, disclosed or otherwise made public, and (z) within 12 months of such termination, Axonics or any subsidiary of Axonics enters into, or submits to the stockholders of Axonics for adoption, a definitive agreement with respect to an acquisition proposal or consummates a transaction that is the subject of an acquisition proposal (in each case involving more than 50% of Axonics’ assets or the Axonics Shares).

The Merger Agreement also provides that the Company will be required to pay Axonics a termination fee in an amount equal to $140 million upon termination of the Merger Agreement in accordance with its terms if, at the time of such termination, (i) the required antitrust approvals or clearances have not been obtained, (ii) there is a law or order that enjoins or otherwise prohibits or makes illegal the consummation of the Merger solely to the extent such law or order relates to an antitrust law, (iii) the Axonics Stockholder Approval has been obtained, and (iv) all of the conditions to the Company’s and Merger Sub’s obligations to consummate the Merger (other than those to be satisfied at the closing of the Merger) have been satisfied.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations and warranties made by the Company, Merger Sub and Axonics in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk among the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by disclosures that were made by one party to the other parties in connection with the negotiation of the Merger Agreement, and (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements that we may make from time to time, including statements contained in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aim,” “goal,” “target,” “continue,” “hope,” “may” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the financial and business impact and anticipated benefits of the transaction, the closing of the transaction and the timing thereof, business plans and strategy, product launches and product performance and impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K are based on certain risks and uncertainties, including the risk factors described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K and the specific risk factors discussed herein and in connection with forward-looking statements throughout this Current Report on Form 8-K, which could cause actual results to vary materially from the expectations and projections expressed or implied by our forward-looking statements. These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: the impact of foreign currency fluctuations, future U.S. and global economic, political, competitive, reimbursement and regulatory conditions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; the impact of pandemics on our operations and financial results; disruptions caused by extreme weather or other climate change-related events; labor shortages and increases in labor costs; new product introductions and the market acceptance of those products; markets for our products; expected pricing environment; expected procedural volumes; the closing and integration of acquisitions, including our ability to achieve the anticipated benefits of the proposed transaction and successfully integrate Axonics’ operations; clinical trial results; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the proposed transaction; the conditions to the completion of the proposed transaction, including the fact that the receipt of the required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; the fact that the closing of the proposed transaction may not occur or may be delayed; demographic trends; intellectual property rights; litigation; financial market conditions; the execution and effect of our restructuring program; the execution and effect of our business strategy, including our cost-savings and growth initiatives; our ability to achieve environmental, social and governance goals and commitments; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, refer to Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that we will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of January 8, 2024, among Boston Scientific Corporation, Sadie Merger Sub, Inc. and Axonics, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 8, 2024	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel, and Assistant Secretary